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                                                                EXHIBIT 10.25(b)

                 FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT

     This First Amendment to Letter of Credit Agreement dated February 27, 1995 (this "Amendment") among Kemper Asset Holdings, Inc. (the "Applicant"), The Bank of New York, in its capacity as Issuing Bank (the "Issuing Bank") and as administrative agent (the "Administrative Agent") and the Banks (as hereafter defined):

                              W I T N E S S E T H

     WHEREAS, the Applicant has heretofore entered into a Letter of Credit Agreement dated as of January 26, 1995 (the "Agreement"), with The Bank of New York as Issuing Bank and Administrative Agent and the banks signatory thereto (the "Banks"), pursuant to which the Issuing Bank issued its letters of credit;

     WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

     NOW THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

     1. The definition of "Note Transfer Agreement" shall be amended and restated in its entirety as follows:

         "Note Transfer Agreement" means the Restated Note Proceeds
         Transfer Agreement dated as of February 27, 1995, between the Applicant and the Beneficiaries, as such agreement may be modified or amended from time to time hereafter with the consent of the Administrative Agent and the Banks.

     2. The definition of "Pledge and Security Agreement" shall be amended and restated in its entirety as follows:

         "Pledge and Security Agreement" means the Pledge and Security Agreement dated January 26, 1995 between the Applicant and The Bank of New York, as Administrative Agent, as amended by the First Amendment to Pledge and Security Agreement dated February 27, 1995, and as further amended or modified from time to time hereafter.





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     3.  The parties hereto hereby consent to the execution and delivery of the
Restated Note Proceeds Transfer Agreement dated as of February 27, 1995 between the Applicant and the Beneficiaries (the "Revised Note Transfer Agreement").

     4. The effectiveness of this Amendment is subject to the satisfaction of or waiver by the Administrative Agent, the Issuing Bank and the Required Banks in their sole discretion of all of the following conditions precedent:

         (a) delivery by the Applicant of an executed counterpart of this Amendment and the Amendment to Pledge and Security Agreement dated the date hereof (the "Security Agreement Amendment");

         (b) delivery by the Applicant of an executed copy of the Revised Note Transfer Agreement;

         (c) an incumbency certificate from the Applicant certifying the names and the signatures of the officers of the Applicant authorized to sign this Amendment, the Security Agreement Amendment and the Revised Note Transfer Agreement;

         (d) an incumbency certificate from the Beneficiaries certifying the names and signatures of the officer of the Beneficiaries authorized to sign the Revised Note Transfer Agreement;

         (e) a duly executed amendment to financing statement, in form and substance satisfactory to the Administrative Agent and the Banks, covering the collateral described in the Security Agreement Amendment; and

         (f) such other documents, certificates and opinions as the Administrative Agent, the Issuing Bank and the Required Banks or their counsel shall reasonably request.





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     5.  The Applicant hereby represents and warrants as follows:

         (a) The execution, delivery and performance by the Applicant of this amendment and the Agreement, as amended hereby, the Security Agreement Amendment, and the Pledge and Security Agreement as amended thereby and the Revised Note Transfer Agreement are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) its articles of incorporation or by-laws, or (ii) any law or any contractual restriction binding on or affecting the Applicant, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge, encumbrance or preferential arrangement of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Applicant.

         (b) No authorization, approval or other action not heretofore received by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Applicant of this Amendment or the Agreement, as amended hereby, Security Agreement Amendment, or the Pledge and Security Agreement as amended thereby, or the Revised Note Transfer Agreement.

         (c) The Agreement, as amended hereby, and the Pledge and Security Agreement as amended by the Security Agreement Amendment, and the Revised Note Transfer Agreement constitute legal, valid and binding obligations of the Applicant enforceable against the Applicant in accordance with their respective terms.

         (d) The Applicant represents to the Administrative Agent and the Banks that as of the date hereof, each of the representations and warranties set forth in Article IV of the Agreement are true and correct as of the date






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              hereof.  The Applicant is in full compliance with all of the terms of the Agreement, the Pledge and Security Agreement and the other Credit Documents and no event of default or event which with the giving of notice or passage of time, or both, would constitute an event of default has occurred or shall occur under any Credit Document after giving effect to this Amendment, the Security Agreement Amendment or the Revised Note Transfer Agreement.

Except as specifically amended herein, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this specific amendment need not be made or have been made in any note, document, agreement, letter, certificate, the Agreement itself, or any communication issued or made subsequent to or with respect to the Agreement, it being hereby agreed that any reference to the Agreement shall be sufficient to refer to the Agreement as hereby amended. As provided by Section 10.14 of the Agreement, the Applicant shall pay the reasonable fees and disbursements of the counsel to the Banks and the Administrative Agent in connection with the preparation of this Amendment and the Security Agreement Amendment, whether or not such Amendments become effective. In case any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired hereby. All capitalized terms used herein without definition shall have the same meanings herein as they have in the Agreement. This instrument shall be construed and governed by and in accordance with the internal laws of the State of New York.

This Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.





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Dated as of the date first above written

                                 Kemper Asset Holdings, Inc.



                                 By    /s/ JOHN W. BURNS
                                      ----------------------------
                                   Its Treasurer
                                      ----------------------------

                                 The Bank of New York, as
                                   Administrative Agent and
                                   Issuing Bank



                                 By
                                   Its
                                      ----------------------------


                                 Bank of Montreal



                                 By
                                   Its
                                      ----------------------------

                                 Credit Suisse



                                 By
                                   Its
                                      ----------------------------


                                 By
                                   Its
                                      ----------------------------






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                                 Mellon Bank, N.A.



                                 By
                                   Its
                                      ----------------------------

                                 The First National Bank of
                                   Chicago



                                 By
                                   Its
                                      ----------------------------



The undersigned Acknowledges and Agrees that the Guaranty Agreement remains in full force and effect.

                                 Kemper Corporation



                                 By /s/ JOHN W. BURNS
                                    ----------------------------

                                   Its  Treasurer
                                      ----------------------------




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